INTANGIBLE ASSETS, NET	12 Months Ended
Aug. 31, 2019
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.       INTANGIBLE ASSETS, NET

Intangible assets, net, consisted of the following:

	As of August 31,
	2018	2019
	RMB	RMB
Brand names
with indefinite lives	—	345,624
with definite lives	48,186	104,586
Trademarks	—	32,016
Customer relationship	18,000	35,100
Non-compete agreements	17,100	45,700
Student base	—	16,476
Others*	1,007	6,500
Total costs	84,293	586,002
Less: accumulated amortization	10,636	33,991
Intangible assets, net	73,657	552,011

*  Others include core curriculum, software, backlog and license.

Amortization expenses for the intangible assets for the years ended August 31, 2017, 2018 and 2019 were RMB 2,647, RMB 6,620 and RMB 23,355 respectively. As of August 31, 2019, the estimated amortization expenses related to intangible assets for each of the next five years is expected to be RMB 39,672, RMB 25,902,  RMB 23,530,  RMB 19,883, and RMB 17,026 respectively.